SCUDDER
                                                                     INVESTMENTS


Taxable Income I

Scudder US Government Securities Fund

Supplement to the currently effective prospectus

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The following information replaces disclosure for Scudder US Government
Securities Fund in "The portfolio managers" section of the prospectus:

The following people handle the day-to-day management of the fund:


Sean McCaffey                            William Chepolis
CFA, Managing Director of Deutsche       CFA, Managing Director of Deutsche
Asset Management and Co-Manager of the   Asset Management and Co-Manager of the
fund.                                    fund.
 o Joined Deutsche Asset Management in    o Joined Deutsche Asset Management in
   1996 after five years as a fixed         1998 after 18 years of experience
   income analyst at Fidelity               as vice president and portfolio
   Investments.                             manager for Norwest Bank where he
 o Portfolio manager for structured and     managed the bank's fixed income and
   quantitatively based active              foreign exchange portfolios.
   investment grade and enhanced fixed    o Portfolio manager and Head of the
   income strategies underlying retail      Rates Sector Specialty Fixed Income
   mutual fund and institutional            Team: New York.
   mandates.                              o Joined the fund in 2002.
 o Heads the Fixed Income Enhanced
   Strategies & Mutual Funds Team:
   New York.
 o MBA, Yale University.
 o Joined the fund in 2002.




March 21, 2003